PHOENIX-ENGEMANN FUNDS

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                         Supplement dated July 16, 2004
                       to the Prospectus dated May 1, 2004

                            -------------------------

     The Board of Trustees of the Phoenix-Engemann Funds has approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Fund to the "Phoenix-Engemann Small-Cap Growth Fund." The Fund's principal investment strategy of investing in companies having market capitalizations of below $2.5 billion at the time of purchase remains unchanged. However, the Fund will now consider companies below this market capitalization to be small-cap companies. The Fund's investment objective, all other principal investment strategies and principal risks will remain the same. The fees and expenses associated with the Fund will not be affected. These changes will become effective on September 30, 2004.

This supplement serves as the required notice to shareholders of the upcoming changes.


















PXP2011SMMIDCPGRWTH